SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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ALPINE 4 HOLDINGS, INC.
(Name of the Registrant as Specified in Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ALPINE 4 HOLDINGS, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD April 18, 2023
_____________________________________________
TO OUR STOCKHOLDERS:

You are cordially invited to attend the 2022 annual meeting of stockholders of Alpine 4 Holdings, Inc., a Delaware corporation (the “Company”), to be held at 10:00 a.m., Mountain Standard Time, on Tuesday, April 18, 2023. This year’s meeting will be a virtual meeting via live webcast on the internet. You will be able to attend the annual meeting via zoom at _____________________. If you have questions, please submit them to _____________________ prior to and during the meeting. Please submit your vote via our transfer agent’s voting portal set forth, and use the control number included, in the Notice of Internet Availability or proxy card that you receive.
Details regarding the annual meeting, the business to be conducted at the annual meeting, and information about the Company that you should consider when you vote your shares are described in this proxy statement.

At the annual meeting, we will ask the Company’s shareholders to approve the following proposals:

1.To elect seven Directors: Kent B. Wilson, Ian Kantrowitz, Gerry Garcia, Edmond Lew, Christophe Jeunot, Jonathan Withem, and Andy Call, each to serve until the next annual meeting of the shareholders or until a successor has been elected and qualified;
2. To ratify the appointment of RSM US LLP to serve as our independent registered public accountants for the fiscal year ending December 31, 2022, and December 31, 2023;
3. To authorize the Board of Directors, at the discretion of the Board and IF necessary to meet the NASDAQ minimum price requirement, but prior to the one-year anniversary of the date on which the Reverse Split Amendment is approved by the Company’s shareholders, to file an Amendment to the Company’s Certificate of Incorporation, as amended to date, to authorize a reverse stock split of the Company’s Class A, Class B, and Class C Common Stock (the “Reverse Split Amendment”) with a ratio in the range between and including 1-for-1.5 shares and 1-for-10 shares;
4. Contingent on the shareholders’ approval of the Reverse Split Amendment proposal, to approve two alternative amendments to our Amended and Restated Certificate of Incorporation to reduce the number of shares of Class A Common Stock we are authorized to issue from 295,000,000 to either 100,000,000 or 200,000,000 shares, respectively, with each proposed amendment to be voted on separately; if the shareholders approve each alternative amendment, the Board of Directors may choose to implement one of the approved reductions or abandon the reductions in its discretion; and
5. To transact such other business as may properly come before the Annual Meeting, or any postponement(s) or adjournment(s) thereof.
The Board of Directors recommends the approval of each of the proposals. Such other business will be transacted as may properly come before the annual meeting.
We hope you will be able to attend the virtual annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either during the annual meeting or by proxy. You may vote over the Internet or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.
Thank you for your continued support of the Company. We look forward to seeing you at the annual meeting.

By Order of the Board of Directors,

Phoenix, Arizona	/s/ Kent B. Wilson
March 3, 2023	Kent B. Wilson, Chief Executive Officer

PROXY STATEMENT
FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS
April 18, 2023
SOLICITATION, EXERCISE AND REVOCATION OF PROXIES
The accompanying proxy is solicited by and on behalf of the Board of Directors (the “Board”) of Alpine 4 Holdings, Inc., a Delaware corporation (the “Company”) to be voted at the 2022 Annual Meeting to be held on Tuesday, April 18, 2023, at 10:00 a.m. Mountain Standard Time, and any and all adjournment(s) or postponement(s) thereof, as a virtual meeting via live webcast on the Internet. You will be able to attend the annual meeting via zoom at _____________________. If you have questions, please submit them to ______________________ prior to and during the meeting. Please submit your vote via our transfer agent’s voting portal set forth, and use the control number included, in the Notice of Internet Availability or proxy card that you receive.
Purpose of the Annual Meeting
The Proposals to be voted on at the Annual Meeting are the following:

1.To elect seven Directors: Kent B. Wilson, Ian Kantrowitz, Gerry Garcia, Edmond Lew, Christophe Jeunot, Jonathan Withem, and Andy Call, each to serve until the next annual meeting of the shareholders or until a successor has been elected and qualified;
2. To ratify the appointment of RSM US LLP to serve as our independent registered public accountants for the fiscal year ending December 31, 2022, and December 31, 2023;
3. To authorize the Board of Directors, at the discretion of the Board and IF necessary to meet the NASDAQ minimum price requirement, but prior to the one-year anniversary of the date on which the Reverse Split Amendment is approved by the Company’s shareholders, to file an Amendment to the Company’s Certificate of Incorporation, as amended to date, to authorize a reverse stock split of the Company’s Class A, Class B, and Class C Common Stock (the “Reverse Split Amendment”) with a ratio in the range between and including 1-for-1.5 shares and 1-for-10 shares;
4. Contingent on the shareholders’ approval of the Reverse Split Amendment proposal, to approve two alternative amendments to our Amended and Restated Certificate of Incorporation to reduce the number of shares of Class A Common Stock we are authorized to issue from 295,000,000 to either 100,000,000 or 200,000,000 shares, respectively, with each proposed amendment to be voted on separately; if the shareholders approve each alternative amendment, the Board of Directors may choose to implement one of the approved reductions or abandon the reductions in its discretion; and
5. To transact such other business as may properly come before the Annual Meeting, or any postponement(s) or adjournment(s) thereof.
In addition to the original solicitation by mail or through the Internet, certain of the Company’s officers, directors and employees (who will receive no compensation in addition to their regular salaries) may solicit proxies by telephone or in person. The Company has not specially engaged employees or solicitors for proxy solicitation purposes. All expenses of this solicitation, including the costs of preparing and mailing this Proxy Statement and the reimbursement of brokerage firms and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of Common Stock, will be borne by the Company.

You may vote at the Annual Meeting, if you wish, even though you have previously mailed in your proxy or voted via telephone or the Internet, as set forth in more detail in this Proxy Statement. This Proxy Statement and the accompanying proxy are being made available to the Company’s stockholders via the Internet on or about February 23, 2023, and are being filed with the Securities and Exchange Commission on or about such date. The proxy solicitation materials will also be first mailed on or about February 23, 2023, to all stockholders entitled to vote at the Annual Meeting.

Unless otherwise indicated, “Alpine 4,” the “Company,” “we,” “us” and “our” shall refer to Alpine 4 Holdings, Inc.

The persons named as proxies, Kent B. Wilson and Ian Kantrowitz, were designated by the Board. All properly executed proxies will be voted (except to the extent that authority has been withheld) and where a choice has been specified by the stockholder as provided in the proxy it will be voted in accordance with the specifications so made. Proxies submitted without specification will be voted FOR the election of each of the seven nominees to serve as directors on our Board listed in the Proxy Statement; FOR the ratification of the appointment of RSM US LLP to serve as our independent registered public accountants for the year ending December 31, 2022; FOR the Reverse Split Amendment; FOR the reduction in the number of Class A Common Shares we are authorized to issue from 295,000,000 to 100,000,000; and FOR the reduction in the number of Class A Common Shares we are authorized to issue from 295,000,000 to 200,000,000
Any stockholder may revoke a proxy at any time before it is voted at the meeting by a proxy bearing a later date. A proxy may also be revoked by any stockholder delivering a written notice of revocation to the Secretary of the Company at 2525 E Arizona Biltmore Circle, Suite 237, Phoenix AZ 85016, Attn: Corporate Secretary, or by voting in person at the Annual Meeting.
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on April 18, 2023
As permitted by the rules of the Securities and Exchange Commission (the “SEC”), we employ the cost-effective and environmentally conscious “notice and access” delivery method. This allows us to give our stockholders access to a full set of our proxy materials online. Beginning on or about February 23, 2023, we will send to most of our stockholders, by mail or e-mail, a notice, titled as the Notice of Electronic Availability of Proxy Materials, explaining how to access our proxy materials and vote. This notice is not a proxy card and cannot be used to vote your shares.

On or about the same day, we will begin mailing paper copies of our proxy materials to stockholders who have requested them. Those stockholders who do not receive the Notice of Electronic Availability of Proxy Materials, including stockholders who have previously requested to receive paper copies of our proxy materials, will receive a copy of this proxy statement, the proxy card, and our Amended Annual Report on Form 10-K/A for the fiscal year ended December 31, 2021 (the “Annual Report”), by mail. The Notice of Electronic Availability of Proxy Materials also contains instructions on how you can (i) receive a paper copy of the proxy statement, proxy card and Annual Report if you only received a notice by mail, or (ii) elect to receive your proxy statement, proxy card and Annual Report over the Internet next year if you received them by mail this year.

The Company may deliver multiple proxy statements to multiple stockholders who have requested physical delivery of the proxy materials and who are sharing an address unless it receives contrary instructions from one or more of the stockholders. If you are a stockholder residing at a shared address and would like to request an additional copy of the proxy materials now or with respect to future mailings (or to request to receive only one copy of the proxy materials if you are currently receiving multiple copies), please send your request to the Company, Attn: Corporate Secretary at 2525 E Arizona Biltmore Circle, Suite 237, Phoenix AZ 85016.
Voting Securities
The holders of shares of our Class A, Class B, and Class C Common Stock (collectively, the “Common Stock”) are entitled to vote on all matters that properly come before the Annual Meeting. The Class B Common Stock and the Class C common stock vote with our Class A Common Stock.

The record date (the “Record Date”) for the 2022 Annual Meeting was February 21, 2023. As of the Record Date, we had authorized capital stock of 295,000,000 shares of our Class A Common Stock, $0.0001 par value; 10,000,000 shares of our Class B Common Stock, $0.0001 par value; and 15,000,000 shares of our Class C Common Stock, $0.0001 par value. As of the Record Date, there were ___________ shares of Class A common stock issued and outstanding; ___________ shares of Class B common stock issued and outstanding; and ___________ shares of Class C common stock issued and outstanding.

As such, the holders of the outstanding Class B Common Stock, with 10 votes per share, will be entitled to a total of ___________ votes on all matters properly brought before the Annual Meeting. The holders of the outstanding Class C Common Stock, with 5 votes per share, will be entitled to a total of ___________ votes on all matters properly brought before the Annual Meeting.

Additionally, there were 4 shares of our Series B Preferred Stock outstanding, held by members of the Company’s Board of Directors. All of the shares of Series B Preferred Stock together have voting power equal to 200% of the total voting power of all other Classes or series of outstanding shares, and each share of Series B Preferred Stock has a fractional portion of that aggregate vote.

Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet. You may specify whether your shares should be voted for or withheld for each nominee for director, and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, VStock Transfer LLC, or you have stock certificates registered in your name, you may vote:
•By Internet. Follow the instructions included in the Notice or, if you received printed materials, in the proxy card to vote by Internet.
•By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below.
•During the meeting. If you attend the meeting by visiting ____________________. If you have questions, please submit them to ______________________ prior to and during the meeting.
Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Standard Time on Monday, April 17, 2023. Telephone and Internet voting facilities for beneficial holders will be available 24 hours a day and will close at 11:59 p.m. Eastern Standard Time on Monday, April 17, 2023.
If, as of the Record Date, you are a beneficial owner whose shares of Common Stock are held in “street-name” by a bank, broker or other record holder, please refer to your voting instructions card and other materials forwarded by the record holder for information on how to instruct the record holder to vote on your behalf.

If you are a registered holder and vote by proxy, the individuals named on the enclosed proxy card will vote your shares of Class A, Class B, or Class C Common Stock in the way that you indicate. When completing the proxy card, you may specify whether your shares of Class A, Class B, or Class C Common Stock should be voted for or against or to abstain from voting on all, some or none of the matters presented at the Annual Meeting.

If you do not indicate how your shares of Common Stock should be voted on a matter, the shares of Common Stock represented by your properly submitted proxy will be voted as the Board recommends. If you choose to vote by mailing a proxy card, your proxy card must be filed with the Corporate Secretary prior to or at the commencement of the Annual Meeting.

Registered holders who vote by sending in a signed proxy will not be prevented from attending the Annual Meeting and voting in person. You have the right to revoke a proxy at any time before it is exercised by (a) executing and returning a later dated proxy, (b) giving written notice of revocation to the Company’s Corporate Secretary at 2525 E Arizona Biltmore Circle, Suite 237, Phoenix AZ 85016, or (c) attending the Annual Meeting and voting in person. In order to attend the Annual Meeting and vote in person, a beneficial holder whose shares are held in “street name” by a bank, broker or other record holder must follow the instructions provided by the record holder for voting in person at the Annual Meeting. The beneficial holder also must obtain from the record holder and present at the Annual Meeting a written proxy allowing the beneficial holder to vote the shares of Common Stock in person.
IT IS IMPORTANT THAT PROXIES BE SUBMITTED PROMPTLY. THEREFORE, STOCKHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN THE PROXY CARD, OR SUBMIT THEIR VOTE VIA TELEPHONE OR THE INTERNET, AS SOON AS POSSIBLE, WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON.
If you receive more than one proxy card because your shares are registered in different names or at different addresses, please provide voting instructions for all proxy cards you receive so that all of your shares of Common Stock will be represented at the Annual Meeting. The Company is delivering Proxy Statements and Annual Reports to those stockholders who have requested physical delivery of the Proxy Statement and related materials and who are sharing an address unless it receives contrary instructions from one or more of the stockholders. If you are a stockholder residing at a shared address and would like to request an additional copy of the Proxy Statement or Annual Report now or with respect to future mailings (or to request to receive only one copy of the Proxy Statement or Annual Report if you are currently receiving multiple copies), please send your request to the Company, Attn: Corporate Secretary at the address noted above or call us at 480-702-2431.
Record Date, Quorum and Voting Requirements
Record Date
To be able to vote, you must have been a stockholder as of the Record Date, February 21, 2023. As of the Record Date, there were ___________ shares of Class A common stock issued and outstanding; ___________ shares of Class B common stock issued and outstanding; and ___________ shares of Class C common stock issued and outstanding. Additionally, there were 4 shares of our Series B Preferred Stock outstanding, held by members of the Company’s Board of Directors. Each share of Class A Common Stock is entitled to one (1) vote; each share of Class B Common Stock is entitled to ten (10) votes; and each share of Class C Common Stock is entitled to five (5) votes. As noted, of the shares of Series B Preferred Stock together have voting power equal to 200% of the total voting power of all other Classes or series of outstanding shares, and each share of Series B Preferred Stock has a fractional portion of that aggregate vote.
Quorum
For business to be conducted at the Annual Meeting, a quorum must be present. Under the Company’s Bylaws, a majority of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, constitutes a quorum at a meeting of stockholders.  Abstentions will be counted for the purpose of determining whether a quorum is present for the transaction of business. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.
Required Vote
For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the Annual Meeting in person or by proxy and who vote for or against, abstain or withhold their vote from a matter are considered stockholders who are present and entitled to vote and count toward the quorum. The effect of proxies marked “withheld” as to any director nominee or “abstain” as to a particular proposal is discussed under each respective proposal below.
Proposal One: Election of Directors. Our directors will be elected by a plurality of votes cast at the Annual Meeting.  This means that the eight nominees for director who receive the most votes will be elected.  Only votes “for” or “against” affect the outcome. Abstentions are not counted for the purposes of election of directors. Should any nominee(s) become unavailable to serve before the Annual Meeting, the proxies will be voted by the proxy holders for such other person(s) as may be designated by our Board or for such lesser number of nominees as may be prescribed by the Board. Votes cast for the election of any nominee who has become unavailable will be disregarded.
Proposal Two: Ratification of RSM US LLP as our Independent Registered Public Accountants. Ratification of RSM LLP, US (“RSM”) requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

Proposal Three: Authorization of an amendment to our Certificate of Incorporation to authorize a reverse stock split of the Class A, Class B, and Class C Common Stock. Authorization of an amendment to our Certificate of Incorporation to authorize a reverse stock split of the Class A, Class B, and Class C Common Stock Ratification of Proposal Three, the “Reverse Split Amendment,” requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

Proposal Four: Proposals related to the approval of a reduction in the number of authorized shares of common stock in the event of approval of the Reverse Stock Split Proposal. The Proposals related to the approval of a reduction in the number of authorized shares of common stock in the event of approval of the Reverse Stock Split Proposal each require the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

Other Matters. For each other matter brought before the stockholders at the Annual Meeting for a vote, the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for approval. If you are present at the Annual Meeting but do not vote on any of these proposals, or if you have given a proxy and abstain on any of these proposals, this will have the same effect as if you voted against the proposal. If there are broker non-votes on the issue, the shares not voted will have no effect on the outcome of the proposal.
Revocability of Proxies
Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company’s principal executive office, located at 2525 E Arizona Biltmore Circle, Suite 237, Phoenix AZ 85016, Attn: Corporate Secretary, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Stockholder Proposals for 2023 Annual Meeting of Stockholders
Any stockholder desiring to submit a proposal for action at the 2023 annual meeting of stockholders and presentation in the Company’s proxy statement with respect to such meeting should arrange for such proposal to be delivered to the Company’s offices, 2525 E Arizona Biltmore Circle, Suite 237, Phoenix AZ 85016. The deadline for submittal of stockholder proposals for the next regularly scheduled annual meeting will be not less than 120 calendar days before the date of the company's proxy statement released to shareholders in connection with the previous year's annual meeting. A shareholder proposal submitted outside the processes of SEC Regulation Section 240.14a−8 will be considered untimely if received at the principal offices of the Company on or after 45 days prior to the Company's release of its proxy statement to shareholders.

Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer.

Additionally, under Rule 14a-4, as promulgated under the Exchange Act, if a stockholder fails to notify the Company of a proposal at least 45 days prior to the month and day of mailing of the prior year’s proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement.

PROPOSAL 1
ELECTION OF DIRECTORS
Our board of directors currently consists of eight directors. As of the date of this Proxy Statement, our directors were Kent B. Wilson, Charles Winters, Ian Kantrowitz, Gerry Garcia, Edmond Lew, Christophe Jeunot, Jonathan Withem, and Andy Call.
The Company’s Nominating and Corporate Governance Committee has recommended to the Board of Directors of the Company, and the Board has nominated, Kent B. Wilson, Ian Kantrowitz, Gerry Garcia, Edmond Lew, Christophe Jeunot, Jonathan Withem, and Andy Call to serve as the Directors. The term of the Directors who are elected at the Annual Meeting will expire at the next annual meeting of our stockholders, or at such time as their successors are elected and qualified.
It is intended that shares represented by the proxies will be voted FOR the election to the Board of the persons named below unless authority to vote for nominees has been withheld in the proxy. Proxies marked “withheld” as to one or more of the nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action. Although each of the persons named below has consented to serve as a director if elected and the Board has no reason to believe that any of the nominees named below will be unable to serve as a director, if any nominee withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by the Board.
The following lists the eight nominees for election as directors at the Annual Meeting, and includes as to each person how long such person has been a director of our company, such person’s professional background, other public company directorships and other factors considered in the determination that such person possesses the requisite qualifications and skills to serve as a member of our Board. The number of shares of our Class A, Class B, and Class C Common Stock beneficially owned by each director as of the Record Date is set forth in this proxy statement under the caption “Beneficial Ownership of Securities.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.
Nominees for Election as Directors
The Company’s Nominating and Corporate Governance Committee has recommended to the Board of Directors of the Company, and the Board has nominated, Kent B. Wilson, Ian Kantrowitz, Gerry Garcia, Edmond Lew, Christophe Jeunot, Jonathan Withem, and Andy Call to serve as the Directors.

As of the date of this Proxy Statement, the Directors of Alpine 4 were the following:

Name	Age	Board Member/Position	Committee Assignment
Kent B. Wilson	50	Director	None
Charles Winters	47	Director	None
Ian Kantrowitz	43	Director	None
Gerry Garcia	42	Chair of the Board	AUD; COMP; NCG
Edmond Lew	44	Director	AUD; COMP; NCG
Christophe Jeunot	51	Director	AUD; COMP
Jonathan Withem	34	Director	AUD;COMP
Andy Call	47	Director	AUD*
AUD = Audit Committee; COMP = Compensation Committee; NCG = Nominating and Corporate Governance Committee. * = Committee Chair.

Biographical Information of Director Nominees
Biographical Information for Kent B. Wilson
Mr. Wilson serves as the Chief Executive Officer, Chief Financial Officer, and Secretary for the Company. Before being named CEO/President in June 2014, Mr. Wilson was the Chief Financial Officer of United Petroleum, Inc and was responsible for all of the company's financial and reporting operations, including end-to-end management of company's supply chain, and financial support systems.  In prior years he also served as the Chief Executive Officer of Crystal Technologies, Ltd a technology company serving both the automotive industry and the insurance industry.  Kent played a key and critical role in the development and deployment of a strategic web-based insurance platform for automobile dealerships.

Mr. Wilson earned his MBA from Northcentral University and considers himself a "University of Arizona Wildcat". He also spent 4 years studying at the University of Arizona before earning his undergraduate degree in Management from the University of Phoenix.
Mr. Wilson also serves on the Board of Directors for Restoration Ministries, dba Crossroads Youth Intervention, a faith-based organization dedicated to helping at risk children of the working poor in downtown Phoenix, Arizona.
Biographical Information for Ian Kantrowitz

As Vice President of Investor Relations, Mr. Kantrowitz is accountable for creating and presenting a consistently applied investment message to our shareholders and the investment community on behalf of Alpine 4. Furthermore, he is responsible for monitoring and presenting management with the opinions of the investment community regarding the company's performance.

Prior to joining the Alpine 4 team, Mr. Kantrowitz project managed in the residential homebuilding industry in addition to being a top 5 banker for Wells Fargo. These, coupled with Mr. Kantrowitz’s knowledge and experience in the automotive industry, offers a valuable perspective within our various holdings.

Mr. Kantrowitz’s relationships in the greater phoenix area and beyond have been integral to the foundation of Alpine 4 and has been pivotal to raising private capital when needed.
Biographical Information for Gerry Garcia
Mrs. Gerry Garcia was appointed to the Board on March 2, 2021.  There was no arrangement or understanding between the Company and Mrs. Garcia pursuant to which Mrs. Garcia was selected or appointed as a Director.  When she was appointed, the Board asked Mrs. Garcia to serve on the Audit Committee and Compensation Committee of the Board.
Mrs. Garcia is an Independent Consultant with more than 18 years of combined business and educational experience, including more than 4 years as the Director of Operations at an Arizona-based charter school.  Mrs. Garcia has spent the last 16 years serving as a member on multiple Boards of Directors for various non-profit 501(c)(3) organizations. The Board feels that her knowledge of financial/strategic planning and reporting, budget analysis, and fiduciary prudence from prior Boards will be paramount to upholding the financial accountability, stability and strength of the Company. Mrs. Garcia’s extensive efforts in Special Education have been driven by her passion to lift up and add value to all around her.
There are no transactions or proposed transactions between the Company and Mrs. Garcia required to be disclosed as “related party transactions” pursuant to Item 404(a) of Regulation S-K.
Biographical Information for Edmond Lew
Mr. Lew was appointed to the Board of Directors on March 2, 2021.  There was no arrangement or understanding between the Company and Mr. Lew pursuant to which Mr. Lew was selected or appointed as a Director.  When he was appointed, the Board asked Mr. Lew to serve on the Audit Committee and Compensation Committee of the Board.
Mr. Lew started his career in Information Technology (“IT”) as a Systems Engineer, building out hosted applications and delivering them through terminal computing in the early 2000s.  This model would evolve and later be adopted as what is now recognized as cloud computing. After working in the support, implementation, and data center sides of the industry, Mr. Lew went out on his own as an IT consultant. Mr. Lew was self-employed for 14 years, lending his expertise to businesses in the construction, hospitality, utilities, education, arts, logistics, law enforcement and technology fields.  Additionally, Mr. Lew has given back to the community by volunteering extensively over the past 15 years with various charities and non-profits, focusing on arts and social service organizations.  In the interest of becoming a more capable and effective leader, Mr. Lew has completed board governance and diversity training courses and has applied those skills in his volunteer work as well as his professional career. Mr. Lew is an avid cyclist, a talented private chef and a former competitive eater.
There are no transactions or proposed transactions between the Company and Mr. Lew required to be disclosed as “related party transactions” pursuant to Item 404(a) of Regulation S-K.

Biographical Information for Christophe Jeunot
Mr. Jeunot was appointed to the Board of Directors on March 2, 2021.  There was no arrangement or understanding between the Company and Mr. Jeunot pursuant to which Mr. Jeunot was selected or appointed as a Director.  When he was appointed, the Board asked Mr. Jeunot to serve on the Audit Committee and Compensation Committee of the Board.
Mr. Jeunot collaborates with Fortune 500 national and international companies as a Story Board Artist aiding in movie, television and branding campaigns. His clients range from Netflix and Peloton to Goldman Sachs, Exxon Mobile, Samsung and 3M, among others. Mr. Jeunot’s European perspective and creativity allows solutions to be derived through an alternative lens, lending to diverse and dynamic thinking within strategic planning sessions. Mr. Jeunot’s affinity for nature and the environment makes him a conscientious proponent for green technologies.
There are no transactions or proposed transactions between the Company and Mr. Jeunot required to be disclosed as “related party transactions” pursuant to Item 404(a) of Regulation S-K.
Biographical Information for Jonathan Withem
Mr. Withem was appointed to the Board of Directors on March 2, 2021.  There was no arrangement or understanding between the Company and Mr. Withem pursuant to which Mr. Withem was selected or appointed as a Director.  When he was appointed, the Board asked Mr. Withem to serve on the Audit Committee and Compensation Committee of the Board.
Mr. Withem contributed to the development of custom interfaces for eCommerce and onsite sales for entertainment company ETIX. As one of the largest interactive ticketing platforms, ETIX processes over 50 million tickets in 40 countries annually. Mr. Withem has experience working with a variety of teams to create, test and release new products, in addition to client training. Mr. Withem’s expertise in project management and budgetary compliance ensures adherence to strict time frames in the achievement of established goals. Mr. Withem is an avid music lover, teaching music curriculum privately and for a California liberal arts university remotely.
Biographical Information for Mr. Call
Mr. Call, 44, currently serves as the Director of the School of Accountancy at the W. P. Carey School of Business at Arizona State University, and is the Professional Advisory Board Professor of Accounting. Joining the school in 2013, Mr. Call rose through the ranks to eventually lead the School of Accounting in its research, curriculum, and outreach efforts. Professor Call researches various financial reporting topics, including the role of equity analysts in the capital markets, managers' voluntary disclosures of accounting information, and the role of whistleblowers in the discovery of financial misconduct. In the classroom, Professor Call has taught at both the undergraduate and graduate levels. Mr. Call has specialist background in Security Analysis, Management Guidance, and Whistleblowing. He has also contributed to or been published in 17 different publications including The Accounting Review, Journal of Accounting Research, and the Journal of Accounting and Economics.

Mr. Call earned both a Bachelor of Science in Accountancy and a Master of Accountancy from Brigham Young University in 2002, and earned his Ph.D in Business Administration (Accounting) from The University of Washington in 2007.
Board Meeting and Attendance
During fiscal year 2022, our Board held four (4) meetings in person or by telephone. Members of our Board were provided with information between Board meetings regarding the Company’s operations and were consulted on an informal basis with respect to pending business.  Each director attended all of the Board meetings and the meetings held by all committees of our Board on which such director served during the year.
Director Independence
As of the date of this Proxy Statement, Alpine 4 was required by The Nasdaq Stock Market to have a majority of independent directors.
Accordingly, as of the date of this Proxy Statement, the Board had concluded that five of the members of the Board of Directors would qualify as independent directors. The Board of Directors has determined that Ms. Garcia and Messrs. Lew, Jeunot, Withem, and Call would be independent directors of the Company under the listing standards adopted by The Nasdaq Stock Market. In making these independence determinations, the Board of Directors considered all of the factors that automatically compromise director independence as specified in The Nasdaq Stock Market’s listing standards and determined that none of those conditions existed. In addition, the Board of Directors considered whether any direct or indirect material relationship, beyond those factors that automatically compromise director independence, existed between those directors, their immediate family members, or their affiliated entities, on the one hand, and us and our subsidiaries, on the other hand. The Board of Directors determined, for those directors identified as independent above, that any relationship that existed was not material and did not compromise that director’s independence. We anticipate that our independent directors will meet in an executive session at least once per year. All standing committee members are independent for the purpose of the committees on which they serve.
Board Leadership Structure
We have chosen to split the roles of Chairman of the Board and Chief Executive Officer. Mr. Wilson serves as Chief Executive Officer while Ms. Garcia is currently the non-executive Chairman of the Board. The Board believes that this structure is appropriate for the Company and provides the appropriate level of independent oversight necessary to ensure that the Board meets its fiduciary obligations to our stockholders, that the interests of management and our stockholders are properly aligned, and that we establish and follow sound business practices and strategies that are in the best interests of our stockholders.

The Board of Directors does not believe that one particular leadership structure is appropriate at all times and will continue to evaluate the Board’s leadership structure from time to time.
Board’s Role in Risk Management
One of the Board of Directors’ key functions is informed oversight of the Company’s risk management process. The Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight.
In particular, the Board of Directors is responsible for monitoring and assessing strategic and operational risk exposure, which may include financial, legal and regulatory, human capital, information technology and security and reputation risks.
–The Audit Committee has the responsibility to consider and discuss major financial risk exposures and the steps management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken.
–The Nominating and Corporate Governance Committee monitors the effectiveness of the Company’s corporate governance policies and the selection of prospective members of the Board of Directors and their qualifications, as well as environmental, social and governance (“ESG”)-related risks.
–The Compensation Committee, in conjunction with the Audit Committee, assesses and monitors whether any of the Company’s compensation policies and programs have the potential to encourage excessive risk-taking. In addition, the Compensation Committee reviews and monitors matters related to human capital management, including diversity and inclusion initiatives and management of human capital risks.
Like all businesses, we also face threats to our cybersecurity, as we are reliant upon information systems and the Internet to conduct our business activities. In light of the pervasive and increasing threat from cyberattacks, the Board believes oversight of this risk is appropriately allocated to the Board, although the Board may decide to delegate this responsibility to one of the Committees of the Board. The Board, with input from management, assesses the Company’s cybersecurity risks and the measures implemented by the Company to mitigate and prevent cyberattacks and respond to data breaches. In addition, management and the Board of Directors have recently focused on risks relating to, and the impact on the Company from, the COVID-19 pandemic, and will continue to do so while the situation remains in flux.
Typically, the entire Board of Directors meets with management and the applicable committees of the Board of Directors at least annually to evaluate and monitor respective areas of oversight. Both the Board of Directors as a whole and the various standing committees receive periodic reports from individuals responsible for risk management, as well as incidental reports as matters may arise. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board of Directors as quickly as possible. The Board of Directors’ role in risk oversight does not affect its leadership structure.

Committees of the Board
The Board of Directors has an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee. The current charters for each of the committees are available on our website www.alpine4.com under the “Investors” tab and then the “Governance” tab. The members of the committees, as of the Record Date, are identified in the following table:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Kent B. Wilson
Charles Winters
Ian Kantrowitz
Gerry Garcia(1)(2)(3)	X	X	X
Edmond Lew(2)(3)	X	X	X
Christophe Jeunot(2)	X	X
Jonathan Withem(2)	X	X
Andy Call(4)	X
(1)Chair of the Board of Directors.
(2)Ms. Garcia and Messrs Lew, Jeunot, and Withem were appointed as members of the Audit Committee and the Compensation Committee in March 2021.
(3)Ms. Garcia and Mr. Lew were appointed as members of the Nominating and Corporate Governance Committee on September 18, 2021.
(4)Mr. Call was appointed to the Audit Committee and made chair of the Audit Committee on April 6, 2022.
Audit Committee

The Audit Committee of the Board of Directors consists of Mrs. Garcia and Messrs Call (Chair), Lew, Jeunot, and Withem, who are independent for purposes of serving on the committee under the SEC’s rules and The Nasdaq Stock Market’s listing requirements. The Audit Committee acts under a written charter adopted by the Board of Directors. All Audit Committee members are financially literate. The Board of Directors has determined that Andy Call is an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K under the Exchange Act. The Audit Committee assists the Board of Directors in fulfilling its responsibilities for oversight of the quality and integrity of the accounting, internal controls, and reporting practices of the Company, and performs such other duties as are directed by the Board of Directors. The Audit Committee’s role includes a particular focus on the qualitative aspects of financial reporting to stockholders, and on the Company’s processes to manage business and financial risk, and for compliance with significant applicable legal, ethical and regulatory requirements. The Audit Committee’s responsibilities include, among other things, reviewing policies and procedures regarding transactions, and reviewing and overseeing the transactions, between the Company and officers, directors and other related parties that are not a normal part of the Company’s business. Annually and on a quarterly basis, the Audit Committee reviews and discusses matters separately with management of the Company and with the Company’s independent registered public accounting firm.

The Audit Committee also conducts periodic oversight of the Company’s risk management, including regularly reviewing the Company’s cybersecurity and other information technology risks, controls and procedures and the Company’s plans to mitigate cybersecurity risks and to respond to data breaches.

The Audit Committee is directly responsible for the appointment of the independent registered public accounting firm engaged to prepare and issue an audit report on the financial statements of the Company and periodically reviews and evaluates such firm’s performance and independence from management. All audit and permitted non-audit services are pre-approved by the Audit Committee. The Audit Committee was formed in 2021. Prior to the formation of the Audit Committee, the Board as a whole performed the functions of the Audit Committee.
Compensation Committee
The Compensation Committee of the Board of Directors consists of Mrs. Garcia and Messrs Lew (Chair), Jeunot, and Withem. All members of the Compensation Committee are independent for purposes of serving on the committee under The Nasdaq Stock Market’s listing requirements and applicable SEC and tax regulations. The Compensation Committee acts under a written charter adopted by the Board of Directors. The Compensation Committee is responsible for establishing policies with respect to the compensation of the Company’s officers and has overall responsibilities for approving and evaluating officer compensation plans, policies and programs of the Company. The Compensation Committee’s functions include, but are not limited to:
•To review and approve annually the corporate goals and objectives applicable to the compensation of the chief executive officer (“CEO”), evaluate at least annually the CEO’s performance in light of those goals and objectives, and determine and approve the CEO’s compensation level based on this evaluation.
•To review and approve the compensation of all other executive officers.
•To review, and make recommendations to the Board regarding, incentive compensation plans and equity-based plans, and where appropriate or required, recommend for approval by the stockholders of the Company, which includes the ability to adopt, amend and terminate such plans.
•To review, and make recommendations to the Board regarding, any employment agreements and any severance arrangements or plans, including any benefits to be provided in connection with a change in control, for the CEO and other executive officers, which includes the ability to adopt, amend and terminate such agreements, arrangements or plans.
•To review all director compensation and benefits for service on the Board and Board committees at least once a year and to recommend any changes to the Board as necessary.
The Compensation Committee has the sole authority to retain and to terminate any compensation consultant, legal counsel or financial or other advisor to be used to assist in the performance of its duties and responsibilities, without consulting or obtaining the approval of senior management of the Company in advance, and has the sole authority to approve the compensation advisor’s fees and other retention terms. The Compensation Committee is responsible for annually reviewing an assessment of any potential conflict of interest raised by the work of a compensation consultant (and other compensation advisor, as required) that is involved in determining or recommending executive and/or director compensation.
The Compensation Committee may delegate its authority to a subcommittee of its members. The Compensation Committee was formed in 2021. Prior to the formation of the Compensation Committee, the Board as a whole performed the functions of the Compensation Committee.
Nominating and Corporate Governance Committee
The members of the Nominating and Corporate Governance Committee are Ms. Garcia and Mr. Lew. All of the members of the Nominating and Corporate Governance Committee are independent for purposes of serving on the committee under The Nasdaq Stock Market’s listing requirements. The Nominating and Corporate Governance Committee acts under a written charter adopted by the Board of Directors. The functions of the Nominating and Corporate Governance Committee include, among other items, overseeing all aspects of the Company’s corporate governance functions, including compliance with significant legal, ethical and regulatory requirements. The Nominating and Corporate Governance Committee’s functions include, but are not limited to the following functions:
•To determine the qualifications, qualities, skills, and other expertise required to be a director and to develop, and recommend to the Board for its approval, criteria to be considered in selecting nominees for director (the "Director Criteria").
•To consider any director candidates recommended by the Company's stockholders pursuant to the procedures described in the Company's proxy statement. The Committee shall also consider any nominations of director candidates validly made by stockholders in accordance with applicable laws, rules and regulations and the provisions of the Company's charter documents.
•To make recommendations to the Board regarding the selection and approval of the nominees for director to be submitted to a stockholder vote at the annual meeting of stockholders.
•To develop and recommend to the Board a set of corporate governance guidelines applicable to the Company, to review these principles at least once a year and to recommend any changes to the Board.
•To oversee the Company's corporate governance practices and procedures, including identifying best practices and reviewing and recommending to the Board for approval any changes to the documents, policies and procedures in the Company's corporate governance framework, including its certificate of incorporation and bylaws.

•To review the Board's committee structure and composition and to make recommendations to the Board regarding the appointment of directors to serve as members of each committee and committee chairmen annually.
•If a vacancy on the Board and/or any Board committee occurs, to identify and make recommendations to the Board regarding the selection and approval of candidates to fill such vacancy either by election by stockholders or appointment by the Board.
•To develop and oversee a Company orientation program for new directors and a continuing education program for current directors, periodically review these programs and update them as necessary.
•To review all director compensation and benefits for service on the Board and Board committees at least once a year and to recommend any changes to the Board as necessary.
•To develop and recommend to the Board for approval standards for determining whether a director has a relationship with the Company that would impair its independence.
•To review and discuss with management disclosure of the Company's corporate governance practices, including information regarding the operations of the Committee and other Board committees, director independence and the director nominations process, and to recommend that this disclosure be, included in the Company's proxy statement or annual report on Form 10-K, as applicable.
•To monitor compliance with the Company's Code of Business Conduct (the "Code"), to investigate any alleged breach or violation of the Code, to enforce the provisions of the Code and to review the Code periodically and recommend any changes to the Board.
•To review any director resignation letter tendered in accordance with the Company's director resignation policy, and evaluate and recommend to the Board whether such resignation should be accepted.
The Nominating and Corporate Governance Committee also reports to, and assists, the Board of Directors in identifying individuals for membership on the Board of Directors and recommends to the Board of Directors the director nominees for the Company’s Annual Meeting of Stockholders. The Nominating and Corporate Governance Committee was formed in 2021. Prior to the formation of the Nominating and Corporate Governance Committee, the Board as a whole performed the functions of the Nominating and Corporate Governance Committee.
Director Nomination Process—The Nominating and Corporate Governance Committee believes that the Company is well-served by its current directors. In the ordinary course, absent special circumstances or a material change in the criteria for membership on the Board of Directors, the Nominating and Corporate Governance Committee will re-nominate incumbent directors who continue to be qualified for service on the Board of Directors and are willing to continue as directors. If an incumbent director is not standing for re-election or if a vacancy occurs between annual stockholder meetings, the Nominating and Corporate Governance Committee will seek out potential candidates for appointment to the Board of Directors who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based upon input from the members of the Board of Directors, senior management of the Company and, if the Nominating and Corporate Governance Committee deems appropriate, a third-party search firm.
Candidates will be chosen for their ability to represent all of the stockholders, and for their character, judgment, fairness and overall ability. As a group, they are expected to set the appropriate policy for the Company, and to bring to the Board of Directors broad experience in business matters and an insight and awareness of the appropriate and ever-changing role that corporations should have in society. Because the advice of those facing similar issues is of particular value, executive officers of other corporations are desirable candidates. Alpine 4 does not have a set policy or process for considering “diversity”, however that term may be defined, in identifying nominees. However, the Nominating and Corporate Governance Committee strives to identify and recruit individuals whose diverse talents, experiences and backgrounds enhance the inclusive environment in which the Board of Directors currently functions. The Nominating and Corporate Governance Committee relies upon its judgment of the foregoing general criteria and the following personal criteria in selecting candidates for nomination to the Board of Directors:
•Independence and absence of conflicts of interest;
•Honesty, integrity and accountability;
•Substantial business experience with a practical application to the Company’s needs;

•Willingness to ask tough questions in a constructive manner that adds to the decision-making process of the Board of Directors;
•Demonstrated ability to think strategically and make decisions with a forward-looking focus;
•Ability to assimilate relevant information on a broad range of topics;
•Willingness to express independent thought;
•Team player;
•Willingness to make a strong commitment of time and attention to the Board of Directors’ processes and affairs; and
•Ability to commit to Company stock ownership.
The Nominating and Corporate Governance Committee will also consider proposals for nominees for director from stockholders which are made in writing to the Corporate Secretary of the Company and comply with the requirements set forth in the Bylaws. The recommendation must contain sufficient background information concerning the nominee to enable a proper judgment to be made as to his or her qualifications. Recommendations must also include a written statement from the candidate expressing a willingness to serve.
The Nominating and Corporate Governance Committee seeks to identify director nominees through a combination of referrals, including referrals provided by management, existing members of the Board and our stockholders, and direct solicitations, where warranted. Referrals of director nominees should be sent to the Board of Directors, c/o Chief Executive Officer, Alpine 4 Holdings, Inc., 2525 E Arizona Biltmore Circle, Suite 237, Phoenix, AZ 85016. All referrals will be compiled by the Chief Executive Officer and forwarded to the Board for their review and consideration. At a minimum, a recommendation should include the individual’s name, current and past business experience, professional affiliations, age, stock ownership in the Company, particular business qualifications, and such other information as the stockholder deems relevant to assist the Board in considering the individual’s potential service as a director.
Communications with the Board
Stockholders may communicate with the Board or any individual director by sending written communications addressed to the Board, or to the individual member of the Board, c/o Chief Executive Officer, Alpine 4 Holdings, Inc., 2525 E Arizona Biltmore Circle, Suite 237, Phoenix, AZ 85016.  All communications are compiled by the Chief Executive Officer and forwarded to the Board or the individual director(s) accordingly.
Corporate Governance and Code of Conduct

We have adopted a Code of Business Conduct that applies to all of our directors, officers and employees, including our principal executive officer and principal financial officer. The Code of Business Conduct is posted on our website at www.alpine4.com/about-us/governance.
Director Attendance at Annual Meetings
Directors are encouraged to attend annual meetings of stockholders.
EXECUTIVE OFFICERS
Our current executive officers are as follows:

Name	Age	Officer/Position
Kent B. Wilson	50	President, Chief Executive Officer
Jeffrey Hail	60	Chief Operating Officer
Larry Zic	60	Chief Financial Officer

Biographical information for Mr. Wilson is included above.
Biographical Information for Jeff Hail
Jeff Hail is the Chief Operating Officer (COO) of Alpine 4 Holdings, Inc. Raised and educated in Scottsdale, AZ; Mr. Hail earned his Bachelor of Science degree in Operations and Production Management from the W.P. Carey School of Business at Arizona State University.  Mr. Hail’s professional experience has been both in the government and private sector.  As a Buyer/Contract Officer with the Arizona Department of Transportation writing, awarding and administering highway services contracts.
In the private sector, Mr. Hail experienced success by starting a number of different companies and building them to be the leaders in their niche sectors from both electronics manufacturing to e-commerce.  As a result, he brings a broad-based experience level with the operational aspects of running a business in today’s realm.
Biographical Information for Larry Zic
Mr. Zic has been with the Company since April 2020, originally serving as Corporate Controller. Later, Mr. Zic was appointed as the Company’s Chief Accounting Officer, and on October 1, 2021, was appointed as the Company’s Chief Financial Officer. Mr. Zic is a Certified Public Accountant (inactive license) and holds two Bachelors of Science Degrees, one in Accounting and one in Computer Information Systems from Calumet College of St. Joseph (Indiana). He also holds an MBA from Indiana University NW.  Prior to joining the Company, from November 2016 to April 2020, Mr. Zic served as Chief Financial Officer for Aaron Clark Industries, dba Desert Foothills Landscape.
All officers serve at the discretion of the Board.
Family Relationships
There are no family relationships among any of our directors and executive officers.
EXECUTIVE COMPENSATION
The following table sets forth information concerning the annual compensation awarded to, earned by, or paid to the named executive officers for all services rendered in all capacities to us and our subsidiaries for the years ended December 31, 2021 and 2020:
Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Nonequity Incentive Plan Compensation	Deferred Compensation Earnings	All Other Compensation	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Kent B. Wilson, Chief Executive Officer	2021	424,485	784,297	164,885	0	0	0	0	1,373,667
	2020	300,000	0	46,300	0	0	0	204,073	550,373
Jeff Hail, Chief Operating Officer	2021	361,381	288,172	34,076	0	0	0	0	683,629
	2020	275,250	0	34,763	0	0	0	0	310,013
Larry Zic, Chief Financial Officer	2021	235,492	18,350	0	0	0	0	0	253,842
	2020	87,461	0	18,540	0	0	0	0	106,001

Outstanding Equity Awards
None
Director Compensation
The following table sets forth the amounts paid to the Company's directors for their service as directors of the Company during the year ended December 31, 2021.  Please note: the compensation of Mr. Wilson, who is also an executive officer of the Company, is set forth above.

Name	Fees earned or paid in cash	Stock awards	Option awards	Non-equity incentive plan compensation	Nonqualified deferred compensation earnings	All other compensation	Total
	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Ian Kantrowitz	$46,430	$16,489	$0	$0	$0	$413,185	$476,104
Kent Wilson	$46,300	$0	$0	$0	$0	$—	$46,300
Charles Winters	$46,015	$34,076	$0	$0	$0	$219,086	$299,177
BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth certain information regarding beneficial ownership of Alpine 4 Class A, Class B, and Class C common stock and Series B Preferred Stock as of February 21, 2023, (i) by each person (or group of affiliated persons) who owns beneficially more than five percent of the outstanding shares of common stock, (ii) by each director and executive officer of Alpine 4, and (iii) by all of the directors and executive officers of Alpine 4 as a group. The percentages are based on the following figures:
•________ shares of Class A common stock;
•________ shares of Class B common stock;
•________ shares of Class C common stock; and
•4 shares of Series B Preferred stock.
Except as otherwise noted, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.
Except as otherwise noted, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

Name and Address of beneficial owner (1); Class of Securities	Title/Class of Security	Number of Shares	Beneficial Ownership of Shares Listed	Votes	Total Voting Power (2)
Kent B. Wilson Chief Executive Officer, Director	CLASS A	1,523,321	_______%	1,523,321
	CLASS B	2,935,488	_______%	29,354,880
	CLASS C	990,169	_______%	4,950,845
	B Preferred	2	50%	248,283,963
Total Votes				284,113,009	_______%

Charles Winters, Director	CLASS A	723,322	_______%	723,322
	CLASS B	1,300,000	_______%	13,000,000
	CLASS C	675,000	_______%	3,375,000
	B Preferred	1	25%	124,141,982
Total Votes				141,240,304	_______%

Ian Kantrowitz Director	CLASS A	833,414	_______%	833,414
	CLASS B	1,499,429	_______%	14,994,290
	CLASS C	1,009,738	_______%	5,048,690
	B Preferred	1	25%	124,141,982
Total Votes				145,018,376	_______%

Jeff Hail Chief Operating Officer	CLASS A	446,522	_______%	446,522
	CLASS B	1,124,211	_______%	11,242,110
	CLASS C	788,000	_______%	3,940,000
Total Votes				15,628,632	_______%

Gerry Garcia Director	CLASS A	10,000	_______%	10,000
	CLASS B	0	_______%	0
	CLASS C	1,000	_______%	5,000
	B Preferred	0	_______%	—
Total Votes				15,000	_______%

Edmond Lew Director	CLASS A	190,897	_______%	190,897
	CLASS B	0	_______%	0
	CLASS C	8,167	_______%	40,835
	B Preferred	0	_______%	—
Total Votes				231,732	_______%

Christophe Jeunot Director	CLASS A	178,621	_______%	178,621
	CLASS B	0	_______%	0
	CLASS C	27,224	_______%	136,120
	B Preferred	0	_______%	—
Total Votes				314,741	_______%

Jonathan Withem Director	CLASS A	0	_______%	0
	CLASS B	0	_______%	0
	CLASS C	0	_______%	0
	B Preferred	0	_______%	0
Total Votes				0	_______%

Andrew Call Director	CLASS A	0	_______%	0
	CLASS B	0	_______%	0
	CLASS C	0	_______%	0
	B Preferred	0	_______%	0
Total Votes				0	_______%

As a Group	CLASS A	3,906,097	_______%	3,906,097
9 PEOPLE	CLASS B	6,859,128	_______%	68,591,280
	CLASS C	3,499,298	_______%	17,496,490

	B Preferred	4	_______%	496,567,928
Total Votes				586,561,795	_______%
(1)Except as otherwise indicated, the address of the stockholder is: Alpine 4 Holdings, Inc., 2525 E Arizona Biltmore Cir, Suite 237, Phoenix AZ 85016.
(2)The Voting Power column includes the effect of shares of Class B Common Stock, Class C Common Stock, and Series B Preferred Stock held by the named individuals, as indicated in the footnotes below. Each share of Class B Common Stock has 10 votes.  Each share of Class C Common Stock has 5 votes. Collectively, all of the shares of Series B Preferred have voting power equal to 200% of the total voting power of all other Classes or series of outstanding shares. Each Series B Preferred share has a fractional portion of that aggregate vote.  The total voting power for each person is set forth in the table above.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Delinquent Section 16(a) Reports. Section 16(a) of the Exchange Act requires our directors and executive officers and persons who beneficially own more than ten percent of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities. Officers, directors and greater than ten percent beneficial shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To the best of our knowledge based solely on a review of Forms 3, 4, and 5 (and any amendments thereof) received by us during or with respect to the year ended December 31, 2022, the following persons failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during fiscal year ended December 2022:

Name and Principal Position	Number of Late Reports	Transactions not Reported in Timely Manner	Known Failures to File a Required Form
Kent Wilson, CEO, Director	1	4	None
Charles Winters, Director	0	1	1
Ian Kantrowitz, Director	1	3	None
Gerry Garcia, Director	0	—	1
Edmond Lew, Director	0	—	1
Christophe Jeunot, Director	0	—	1
Jonathan Withem, Director	0	—	1
Andrew Call, Director	0	—	1
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Related Party Transactions
The Company had outstanding notes payable due to related parties totaling $0 at December 31, 2021.

Additionally, in January 2020, Kent Wilson, Charles Winters, Ian Kantrowitz, Jeff Hail, and Shannon Rigney, who were serving as officers and employees of the Company, collectively converted $603,463 owed to them as salaries and commissions into 4,023,088 shares of the Company’s Class B Common stock, as follows:

	Amount Owed	Shares Issued
Kent Wilson	$204,067	1,360,449
Ian Kantrowitz	$119,914	799,429
Jeff Hail	$116,132	774,212
Shannon Rigney	$73,344	488,960
Charlie Winters	$90,006	600,038
TOTAL	$603,463	4,023,088
The conversion price was $0.15 per share, which was the closing price of the Company’s Class A common stock on January 7, 2020, which was when the individuals agreed with the Company to convert the amounts owing. The Class B common stock converts one share for one share into Class A common stock, so the Class A common stock market price was used as the conversion price.
LEGAL PROCEEDINGS.
From time to time, claims may be made against us in the ordinary course of business, which could result in litigation. Claims and associated litigation are subject to inherent uncertainties and unfavorable outcomes could occur, such as monetary damages, fines, penalties, or injunctions prohibiting us from selling one or more products or engaging in other activities. The occurrence of an unfavorable outcome in any specific period could have a material adverse effect on our results of operations for that period or future periods.  However, as of the date of this Proxy Statement, neither the Company nor any of our subsidiaries were a party to, nor are any of our property subject to, any legal proceedings which require disclosure pursuant to this item, except as follows:
In June 2020, the Company’s subsidiary Excel Fabrication, LLC filed a lawsuit against Fusion Mechanical, LLC, in the Fifth Judicial District Court, State of Idaho (Case Number CV42-20-2246). The Company claimed tortious interference and trade secret violations by the defendant. In September 2022, Excel agreed to enter into a Confidential Settlement and Release Agreement with Fusion Mechanical, LLC, in exchange for terms that Excel judged beneficial to its future interests. On September 29th, 2022, at the request of the parties, the case was dismissed.

In August 2020, the Company filed a lawsuit in the United States District Court, District of Arizona (Case No.2:20-cv-01679-DJH), against Alan Martin, the seller of Horizon Well Testing LLC (“HWT”) dba Venture West Energy Services, LLC. The Company brought suit in 2020 seeking to avoid the claimed liability due from the Company to Alan Martin, for the Company’s 2017 purchase of Mr. Martin’s business, Horizon Well Testing, LLC (“HWT”). On summary judgment, the court found that the Company’s claim was barred by a time-limiting clause for indemnification claims. The Company disagrees with the court’s ruling and intends to appeal. Before the Company can file its appeal of the summary judgment order, the court has to resolve Mr. Martin’s counterclaim in which Mr. Martin claims that Mr. Martin remains unpaid on the promissory note, as modified, under which the Company purchased the HWT. The note balance is alleged to have a principal sum due of $3.3 million, plus interest at 8% accruing from 2019 to present, plus late fees accruing at $575 per day. The Company continues to dispute the amount claimed due. As well, the Company’s legal position remains that the indebtedness should be discharged due to material misrepresentations by Mr. Martin in the original transaction.

In May 2021, the Company and several shareholders filed a lawsuit in the United States District Court for the District of Arizona (Case number 2:21-cv-00886-MTL) against Fin Capital LLC ("Fin Cap"), and Grizzly Research LLC ("Grizzly") alleging securities fraud, tortious interference with business expectancy and libel slander for disseminating false and misleading statements about Alpine 4 and its employees to manipulate the stock price and further their own financial interests. Fin Cap and Grizzly filed motions to dismiss for lack of jurisdiction. The Court has denied Fin Cap’s motion to dismiss and granted the Grizzly Research motion. However, the Court allowed the Company until May 12, 2022, to file an amended complaint. The Company subsequently filed its first amended complaint. In June 2022, both Grizzly and Fin Cap moved to dismiss the first amended complaint. In August 2022, the court granted Grizzly’s and Fin Cap’s motion to dismiss Company’s case against them. As of the date of this Proxy Statement, the Company was in consultation with counsel about other claims that Company might pursue against Fin Cap and Grizzly.

In August 2021, Rob Porter filed a lawsuit in the District Court of Oklahoma County, State of Oklahoma (CJ-2021-3421). Robert Porter served as President of the Company’s subsidiary, Venture West Energy Services, LLC (“VWES”). Mr. Porter claims unpaid compensation and/or entitlement to issuance of stock. The Company has counterclaimed for breach of Mr. Porter’s contract of employment for substandard performance and mishandling of VWES’s finances. The Company continues to vigorously defend itself through discovery. A trial is not scheduled. The Company expects to file a motion for summary judgment.

In October 2021, the Company received three complaints in the District Court of Oklahoma Country State of Oklahoma from former VWES employees Bruce Morse (CJ-2021-4316), Brian Hobbs (CJ-2021-4315), Thomas Karraker (CJ-2021-4314) for unjust enrichment, and breach of contract. Three former employees of the Company’s subsidiary, VWES, brought claims against the Company for unpaid compensation and issuance of stock. The Company denies liability, since the Company was never the employer of Messrs. Karraker, Hobbs and Morse, and the employees were fully compensated for their services. The claim of Mr. Morse was settled. The court entered an order severing Mr. Morse’s claim from the consolidated case and dismissed it. Messrs. Karraker’s and Hobbs’ claims remain outstanding. However, Messrs. Karraker and Hobbs appear to have abandoned their claims and have not agreed to settlements offered to them. The Company is waiting for a court order dismissing the claims of Messrs. Karraker and Hobbs, or their agreement to settle on terms favorable to the Company.
Compensation Committee Interlocks and Insider Participation
The Compensation Committee of the Board of Directors consists of Ms. Garcia and Messrs Lew, Jeunot, and Withem, none of whom has been at any time an executive officer or employee of the Company, or has any relationship requiring disclosure under Item 404 of Regulation S-K.  None of our executive officers serves, or in the past has served, on the board of directors, or as a member of the compensation committee (or other committee performing an equivalent function) of the board of directors of any entity that has one or more executive officers who serve as members of our Board of Directors or Compensation Committee.
Compensation Committee Report
The following report of the Compensation Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall this report be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act.

The Compensation Committee has reviewed and discussed the executive compensation, as disclosed above, with management. Based on this review and those discussions, the Compensation Committee recommended that the executive compensation be included in this report.

Compensation Committee

Edmond Lew (Chair)
Gerry Garcia
Christophe Jeunot
Jonathan Withem

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
The Board has appointed RSM US LLP (“RSM”), independent registered public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2022, and December 31, 2023.

As reported in the Company's Current Report on Form 8-K filed with the SEC on September 27, 2022, the Company recently dismissed its prior independent registered public accounting firm, MaloneBailey, LLP (“MB”), and engaged RSM. The following information was included in the Current Report on Form 8-K:

(a) Dismissal of independent registered public accounting firm.

On September 21, 2022, at a special meeting of the Board of Directors (the “Board”) of Alpine 4 Holdings, Inc., (the “Company”), upon the recommendation of the Company’s Chief Financial Officer, the members of the Board, including all of the members of the Company’s Audit Committee of the Board, unanimously approved the dismissal of and terminated the engagement of MaloneBailey, LLP (“MB”), as the Company’s independent certifying accountant.

The reports of MB on the Company's consolidated financial statements for each of the years ended December 31, 2021 and 2020, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

MB was appointed by the Board of Directors on December 10, 2015, as the Company’s independent registered public accounting firm, and has served as the Company’s auditor from that date through September 21, 2022.

During the period from December 10, 2015, through December 31, 2020, the year ended December 31, 2021 and the subsequent interim period through September 21, 2022, there were no disagreements with MB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of MB, would have caused MB to make reference to the subject matter of the disagreements in connection with their report, and there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K, except for the material weaknesses described in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

Also on September 21, 2022, at the special meeting of the Board, upon the recommendation of the Company’s Chief Financial Officer, the members of the Board, including all of the members of the Company’s Audit Committee of the Board, unanimously approved the engagement of RSM US LLP (“RSM”) as the Company’s independent registered public accounting firm.

The Company has not consulted with RSM during the Company’s two most recent fiscal years or during any subsequent interim period prior to RSM’s appointment as the Company’s independent registered public accounting firm with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant's consolidated financial statements, or any other matter that was either the subject of a disagreement or reportable event, as defined in Items 304(a)(2)(i) and (ii) of Regulation S-K.
FEES PAID TO OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
Set below are aggregate fees billed by MaloneBailey for professional services rendered for the year ended December 31, 2021.

Audit Fees

The fees for the audit and review services billed by MaloneBailey for the period from January 1, 2021, to December 31, 2021, were $860,000.

Audit Related Fees

The fees for the audit related services billed by MaloneBailey for the period from January 1, 2021, to December 31, 2021, were $50,000.

Tax Fees

The fees for the tax related services billed by MaloneBailey for the period from January 1, 2021, to December 31, 2021, were $0.

Set below are aggregate fees billed by Malone Bailey for professional services rendered for the year ended December 31, 2020.

Audit Fees

The fees for the audit and review services billed by Malone Bailey for the period from January 1, 2020, to December 31, 2020, were $232,000.

Audit Related Fees

The fees for the audit related services billed by Malone Bailey for the period from January 1, 2020, to December 31, 2020, were $11,000.

Tax Fees

The fees for the tax related services billed by Malone Bailey for the period from January 1, 2020, to December 31, 2020, were $0.
Board Pre-Approval Policies and Procedures
Our Board’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm in accordance with applicable SEC rules. The Board of Directors generally pre-approves particular services or categories of services on a case-by-case basis. The independent registered public accounting firm and management periodically report to the Board regarding the extent of services provided by the independent registered public accounting firm in accordance with these pre-approvals, and the fees for the services performed to date.
We do not expect representatives of RSM to be present at the Annual Meeting.
THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF RSM US LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2022, AND DECEMBER 31, 2023.

PROPOSAL 3

TO AUTHORIZE THE BOARD OF DIRECTORS TO FILE AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION, AS AMENDED TO DATE, TO AUTHORIZE A REVERSE STOCK SPLIT OF THE COMPANY’S CLASS A, CLASS B, AND CLASS C COMMON STOCK (THE “REVERSE SPLIT AMENDMENT”)

APPROVAL OF THE REVERSE SPLIT AMENDMENT PROPOSAL

The Reverse Split Amendment

On February ___, 2023, our board of directors adopted resolutions approving, declaring advisable and recommending to our stockholders for their approval an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Reverse Split Amended Certificate”) to effect a reverse stock split of our issued and outstanding Class A, Class B, and Class C Common Stock (the “Reverse Stock Split”) with a ratio in the range between and including 1-for-1.5 shares and 1-for-10, such ratio to be determined by our Board in its discretion. The Reverse Stock Split will also affect outstanding options and warrants, as described in “-Effect on Equity Compensation Plans and Outstanding Options and Warrants” below. Approval of this proposal will grant the Board the authority, without further action by the stockholders, to carry out the Reverse Stock Split any time after the approval of the Reverse Split Amended Certificate but prior to the date that is one year after the approval of the Reverse Split Amendment, with the exact exchange ratio and timing to be determined at the discretion of the Board and set forth in a public announcement. Even if the Company’s stockholders approve this proposal, the Company’s Board may determine in its discretion not to effect the Reverse Stock Split and to abandon the Reverse Split Amended Certificate to implement the Reverse Stock Split prior to the time the Reverse Split Amended Certificate is filed and becomes effective.

If approved, this proposal would approve the Reverse Split Amended Certificate set forth in Appendix A. The text of the proposed Reverse Split Amended Certificate to effect the Reverse Stock Split is subject to revision to include such changes as may be required by the Secretary of State of the State of Delaware and as our Board deems necessary and advisable to effect the proposed Reverse Split Amended Certificate. Stockholders are urged to carefully read Appendix A.

Background

Our Class A Common Stock is currently listed on The Nasdaq Capital Market under the symbol “ALPP.” The continued listing requirements of the Nasdaq Capital Market provide, among other things, that our Class A Common Stock must not have a closing bid price under $1.00 for 30 consecutive business days.

On June 2, 2022, the Company received a letter from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market (“Nasdaq”) notifying the Company that, for the preceding 30 consecutive business days, the closing bid price for the Company’s Class A Common Stock (the “Class A Common Stock”) was below the minimum $1.00 per share requirement for continued inclusion on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Requirement”).

The letter has no immediate impact on the listing of the Company’s Class A Common Stock, which will continue to be listed and traded on The Nasdaq Capital Market under the symbol “ALPP,” subject to the Company’s compliance with the other continued listing requirements of The Nasdaq Capital Market.

In accordance with Nasdaq rules, the Company was provided an initial period of 180 calendar days, or until November 29, 2022 (the “Compliance Date”), to regain compliance with the Bid Price Requirement. If, at any time before the Compliance Date, the closing bid price for the Company’s Class A Common Stock is at least $1.00 for a minimum of 10 consecutive business days, the Staff will provide the Company written confirmation of compliance with the Bid Price Requirement and will then consider the matter closed.

If the Company does not regain compliance with the Bid Price Requirement by the Compliance Date, the Company may be eligible for an additional 180 calendar day compliance period, provided that, on such date, the Company meets the continued listing requirement for market value of publicly held shares and all other applicable initial listing requirements for the Nasdaq Capital Market (other than the minimum closing bid price requirement) and the Company provides written notice to Nasdaq of its intention to and plans for curing the deficiency during the second compliance period.

The Company’s Board has determined that the continued listing of our Class A Common Stock on the Nasdaq Capital Market is beneficial for our stockholders. If our Class A Common Stock is delisted from the Nasdaq Capital Market, our Board believes that the trading market for our Class A Common Stock could become significantly less liquid, which could reduce the trading price of our Class A Common Stock and increase the transaction costs of trading in shares of our Class A Common Stock.

The purpose of the proposed Reverse Split is to decrease the total number of shares of Class A Common Stock outstanding and proportionately increase the market price of the Class A Common Stock above $1.00 per share in order to meet the continuing listing requirements of the Nasdaq Capital Market. Our Board intends to effect the Reverse Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders, and is likely to improve the trading price of our Class A Common Stock and improve the likelihood that we will be allowed to maintain our continued listing on the Nasdaq Capital Market. Accordingly, our Board approved the Reverse Split in order to help ensure that the share price of our Class A Common Stock meets the continued listing requirements of the Nasdaq Capital Market.

Please note: The proposed Reverse Split will apply equally to the Class A, Class B, and Class C Common Stock. However, because only the Class A Common Stock trades in the market, the discussion below relates principally to the Class A Common Stock.

Effective Time of the Reverse Split

If this proposal is approved and the Board determines to effect the Reverse Split, the Company will file the proposed Reverse Split Amended Certificate with the Secretary of State of the State of Delaware. The Reverse Split will become effective at the time the Reverse Split Amended Certificate is filed with the Secretary of State of Delaware and becomes effective, with the exact timing to be determined at the discretion of our Board.

If this proposal is approved, no further action on the part of stockholders would be required to either effect or abandon the Reverse Split. If our Board does not implement the Reverse Split on or before the date of our next annual meeting (planned for the first quarter of 2024), the authority granted in this proposal to implement the Reverse Split will terminate, and the Reverse Split Amended Certificate to effect the Reverse Split will be abandoned. Our Board reserves its right to elect not to proceed and abandon the Reverse Split if it determines, in its sole discretion, that this proposal is no longer in the best interests of our stockholders.

Reasons for the Reverse Split

The principal purpose of the Reverse Split is to decrease the total number of shares of Class A Common Stock outstanding and proportionately increase the market price of the Class A Common Stock above $1.00 per share in order to meet the continuing listing minimum bid price requirements of the Nasdaq Capital Market. Management and the Board believe that delisting from Nasdaq would adversely affect our ability to raise additional financing through the public or private sale of equity securities and would significantly affect the ability of investors to trade the Company’s securities. Delisting would also negatively affect the value and liquidity of our Class A Common Stock because alternatives, such as the OTC Markets and the pink sheets, are generally considered to be less efficient markets. The Board intends to effect the Reverse Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and the Company’s stockholders and is likely to improve the trading price of the Company’s Class A Common Stock and improve the likelihood that we will be allowed to maintain the Company’s continued listing on the Nasdaq Capital Market. Accordingly, the Company’s Board has approved the Reverse Split in order to help ensure that the share price of the Company’s Class A Common Stock meets the continued listing requirements of the Nasdaq Capital Market.

Board Discretion to Implement the Reverse Split

The Company’s Board believes that stockholder approval of a range of Reverse Split ratios (rather than a single exchange ratio) is in the best interests of the Company’s stockholders because it provides the Board with the flexibility to achieve the desired results of the Reverse Split, and because it is not possible to predict market conditions at the time the Reverse Split would be implemented. If stockholders approve this proposal, the Board would carry out the Reverse Split only upon the Board’s determination that the Reverse Split would be in the best interests of the Company’s stockholders at that time. The Board would then set the ratio for the Reverse Split within the range approved by stockholders and in an amount it determines is advisable and in the best interests of the stockholders considering relevant market conditions at the time the Reverse Split is to be implemented. In determining the Reverse Split ratio, following receipt of stockholder approval, the board of the directors may consider numerous factors including:

•the historical and projected performance of the Company’s Class A Common Stock;

•general economic and other related conditions prevailing in our industry and in the marketplace;

•the projected impact of the Reverse Split ratio on trading liquidity in our Class A Common Stock and the Company’s ability to maintain continued listing on the Nasdaq Capital Market;

•the Company’s capitalization (including the number of shares of Class A Common Stock issued and outstanding);

•the then-prevailing trading price for the Company’s Class A Common Stock and the volume level thereof; and

•the potential devaluation of the Company’s market capitalization as a result of the Reverse Split.

The Company’s Board intends to select a Reverse Split ratio that it believes would be most likely to achieve the anticipated benefits of the Reverse Split.

Certain Risks Associated with the Reverse Split

Before voting on this proposal, stockholders should consider the following risks associated with effecting the Reverse Split:

·	Although we expect that the Reverse Split will result in an increase in the market price of our Class A Common Stock, we cannot assure you that the Reverse Split, if effected, will increase the market price of our Class A Common Stock in proportion to the reduction in the number of shares of our Class A Common Stock outstanding or result in a permanent increase in the market price. The effect that the Reverse Split may have upon the market price of our Class A Common Stock cannot be predicted with any certainty, and the history of similar Reverse Splits for companies in similar circumstances to ours is varied. The market price of our Class A Common Stock is dependent on many factors, including our business and financial performance, general market conditions, prospects for future growth and other factors detailed from time to time in the reports we file with the SEC. Accordingly, the total market capitalization of our Class A Common Stock after the proposed Reverse Split may be lower than the total market capitalization before the proposed Reverse Split and, in the future, the market price of our Class A Common Stock following the Reverse Split may not exceed or remain higher than the market price prior to the proposed Reverse Split.

·	Even if our stockholders approve the Reverse Split and the Reverse Split is effected, there can be no assurance that we will continue to meet the continued listing requirements of the Nasdaq Capital Market.

·	The Reverse Split may result in some stockholders owning “odd lots” of less than 100 shares of Class A Common Stock on a post-split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.

·	Although the Reverse Split will not, by itself, have any immediate dilutive effect on stockholders, the proportion of shares owned by stockholders relative to the number of shares authorized for issuance will decrease because the number of authorized shares of Class A Common Stock would remain unchanged. As a result, additional authorized shares of Class A Common Stock would become available for issuance at such times and for such purposes as the Board may deem advisable without further action by stockholders, except as required by applicable law or stock exchange rules. To the extent that additional authorized shares of Class A Common Stock are issued in the future, such shares could be dilutive to existing stockholders of the Company by decreasing such stockholders’ percentage of equity ownership in the Company. See “-Potential Anti-Takeover Effect” below for more information on potential anti-takeover effects of the Reverse Split.

·	Although our Board believes that the decrease in the number of shares of Class A Common Stock outstanding as a consequence of the Reverse Split and the anticipated increase in the market price of Class A Common Stock could encourage interest in our Class A Common Stock and possibly promote greater liquidity for stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Split.

Principle Effects of the Reverse Split

If the Reverse Split is approved and effected with respect to the issued and outstanding Class A Common Stock, each holder of Class A Common Stock outstanding immediately prior to the effectiveness of the Reverse Split will own a reduced number of shares of Class A Common Stock upon effectiveness of the Reverse Split. The Reverse Split would be effected simultaneously for all outstanding shares of Class A Common Stock at the same exchange ratio. Except for adjustments that may result from the treatment of fractional shares (as described below), the Reverse Split would affect all stockholders uniformly and would not change any stockholder’s percentage ownership interest in the Company. The relative voting rights and other rights and preferences that accompany the shares of Class A Common Stock will not be affected by the Reverse Split. Shares of Class A Common Stock issued pursuant to the Reverse Split will remain fully paid and nonassessable.

The table below provides examples of the results of a Reverse Stock Split at various ratios between 1-for-1.5 and 1-for-10:

	Prior to the Reverse Split	Assuming a one-for-1.5 Reverse Split	Assuming a one-for-three Reverse Split	Assuming a one-for-five Reverse Split	Assuming a one-for-ten Reverse Split
Aggregate Number of Shares of Class A Common Stock	178,198,454	118,798,969	59,399,485	35,639,691	17,819,845
Aggregate Number of Shares of Class B Common Stock	8,548,088	5,698,725	2,849,363	1,709,618	854,809
Aggregate Number of Shares of Class C Common Stock	12,462,700	8,308,467	4,154,233	2,492,540	1,246,270

The Reverse Split will not affect the number of authorized shares of Class A Common Stock, which is currently 295,000,000 shares. (As noted in Proposal 4 below, the Board has recommended that the shareholders approve a decrease in the number of shares of Class A Common Stock authorized from 295,000,000 to either 100,000,000 shares or 200,000,000 shares.) Similarly, the Reverse Split will not affect the number of authorized shares of Class B or Class C Common Stock, which are currently 10,000,000 shares and 15,000,000 shares, respectively. Moreover, the Reverse Split will have no effect on the number of authorized shares of preferred stock or the par value of the preferred stock.

Effect on Equity Compensation Plans and Outstanding Equity Awards and Warrants

If the Reverse Split is approved and effected, the total number of shares of Class A Common Stock reserved for issuance under our 2021 Equity Incentive Plan, if approved by our stockholders, would be reduced in proportion to the ratio selected by our Board. Under the terms of our outstanding equity awards and warrants, the proposed Reverse Split would adjust and proportionately reduce the number of shares of Class A Common Stock issuable upon exercise or vesting of such awards and warrants in the same ratio of the Reverse Split and, correspondingly, would proportionately increase the exercise or purchase price, if any, of all such awards and warrants. The number of shares of Class A Common Stock issuable upon exercise or vesting of outstanding equity awards and warrants and the exercise or purchase price related thereto, if any, would be equitably adjusted in accordance with the terms of the plans or agreements governing such awards or warrants.

Potential Anti-Takeover Effect

An additional effect of the Reverse Split would be to increase the relative amount of authorized but unissued shares of Class A Common Stock, which may, under certain circumstances, be construed as having an anti-takeover effect. Although not designed or intended for such purposes, the effect of the increased available shares might be to make more difficult or to discourage an attempt to take over or otherwise acquire control of the Company (for example, by permitting issuances that would dilute the stock ownership of a person or entity seeking to effect a change in the composition of the Board or contemplating a tender offer or other change in control transaction). In addition, our Certificate of Incorporation and our Bylaws include provisions that may have an anti-takeover effect. These provisions, among things, permit the Board to issue preferred stock with rights senior to those of the Class A Common Stock without any further vote or action by the stockholders, provide that special meetings of stockholders may only be called by our Board and some of our officers, and do not provide for cumulative voting rights, which could make it more difficult for stockholders to effect certain corporate actions and may delay or discourage a change in control.

Our Board is not presently aware of any attempt, or contemplated attempt, to acquire control of the Company and the Reverse Split Proposal is not part of any plan by our Board to recommend or implement a series of anti-takeover measures.

Accounting Matters

The Reverse Split will not affect the par value per share of Class A, Class B, or Class C Common Stock, which will remain unchanged at $0.0001 per share. The stockholders' equity, in the aggregate, will remain unchanged. At the effective time of the Reverse Split, the stockholders' equity will reflect the following: (i) the stated capital on our balance sheet attributable to the Class A Common Stock, which consists of the par value per share of the Class A Common Stock multiplied by the aggregate number of shares of the Class A Common Stock issued and outstanding, will be reduced in proportion to the ratio of the Reverse Split; and (ii) correspondingly, the additional paid-in capital account, which consists of the difference between the stated capital and the aggregate amount paid upon issuance of all currently outstanding shares of Class A Common Stock, will be credited with the amount by which the stated capital is reduced. After the Reverse Split, net income or loss per share and the other per share amounts will be increased because there will be fewer shares of our Class A Common Stock outstanding. In future financial statements, net income or loss per share and other per share amounts for periods ending before the Reverse Split would be recast to give retroactive effect to the Reverse Split. Additional adjustments will be made to these accounts as a result of any rounding to avoid the existence of fractional shares.

Mechanics of the Reverse Split

Effect on Registered “Book-Entry” Holders of Class A Common Stock

Holders of Class A Common Stock may hold some or all of their Class A Common Stock electronically in book-entry form (“street name”) under the direct registration system for securities. These stockholders will not have stock certificates evidencing their ownership. They are, however, provided with a statement reflecting the number of shares of Class A Common Stock registered in their accounts. If you hold registered Class A Common Stock in book-entry form, you do not need to take any action to receive your post-split shares, if applicable.

Record and Beneficial Stockholders

If this Proposal 4 is approved by our stockholders and our Board of Directors elects to implement a Reverse Split, stockholders of record holding all of their shares of our common stock electronically in book-entry form under the direct registration system for securities will be automatically exchanged by the exchange agent and will receive a transaction statement at their address of record indicating the number of new post-split shares of our common stock they hold after the Reverse Stock Split along with payment in lieu of any fractional shares. Non-registered stockholders holding common stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the Reverse Split and making payment for fractional shares than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

If this Proposal 4 is approved by our stockholders and our Board of Directors elects to implement a Reverse Split, stockholders of record holding some or all of their shares in certificate form will receive a letter of transmittal from the Company or its exchange agent, as soon as practicable after the effective date of the Reverse Stock Split. Our transfer agent is expected to act as “exchange agent” for the purpose of implementing the exchange of stock certificates. Holders of pre-Reverse Split shares will be asked to surrender to the exchange agent certificates representing pre-Reverse Split shares in exchange for post-Reverse Split shares and payment in lieu of fractional shares (if any) in accordance with the procedures to be set forth in the letter of transmittal. No new post-Reverse Split share certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Fractional Shares

Our stockholders will not receive fractional post-Reverse Split shares in connection with the Reverse Split. Instead, any fractional shares that would otherwise be issuable as a result of the Reverse Split will be rounded up to the nearest whole share.

No Dissenters’ or Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to any dissenters’ or appraisal rights with respect to the Reverse Split, and we will not independently provide stockholders with any such right.

U.S. Federal Income Tax Considerations

The following is a summary of certain U.S. federal income tax consequences of the Reverse Split to stockholders that hold our Class A, Class B, or Class C Common Stock as capital assets for U.S. federal income tax purposes (generally, property held for investment). This summary is based upon the provisions of the U.S. Internal Revenue Code of 1986, as amended, or the Code, Treasury regulations promulgated thereunder, administrative rulings and judicial decisions, all as in effect as of the date hereof, and all of which are subject to change and differing interpretations, possibly with retroactive effect. Changes in these authorities or their interpretation may result in the U.S. federal income tax consequences of the Reverse Split differing substantially from the consequences summarized below.

This summary is for general information purposes only and does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders that may be subject to special tax rules, including, without limitation: (i) persons subject to special tax accounting rules as a result of any item of gross income with respect to our Class A Common Stock being taken into account in an "applicable financial statement" (as defined in the Code); (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) S corporations and partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use the mark-to-market method of accounting; (viii) persons whose “functional currency” is not the U.S. dollar; (ix) persons holding our Class A Common Stock in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (x) persons who acquired our Class A Common Stock in connection with employment or the performance of services; (xii) retirement plans; (xiii) persons who are treated as non-U.S. persons for U.S. federal income tax purposes; or (xiv) certain former citizens or long-term residents of the United States.

In addition, this summary of certain U.S. federal income tax consequences does not address the tax consequences arising under the laws of any foreign, state or local jurisdiction or any U.S. federal tax consequences other than U.S. federal income taxation (such as U.S. federal estate and gift tax consequences). This discussion also does not address the impact of the alternative minimum tax and the Medicare contribution tax on net investment income. If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our Class A Common Stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships holding our Class A Common Stock and the partners therein should consult their tax advisors regarding the tax consequences to them of the Reverse Split.

We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service, or the IRS, regarding the U.S. federal income tax consequences of the Reverse Split and there can be No assurance that the IRS will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge.

EACH STOCKHOLDER SHOULD CONSULT ITS TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE SPLIT TO SUCH STOCKHOLDER.

Taxation of Stockholders

The Reverse Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a recapitalization, a stockholder should not recognize gain or loss as a result of the Reverse Split. A stockholder’s aggregate tax basis in the shares of the Class A Common Stock received pursuant to the Reverse Split should equal the stockholder’s aggregate tax basis in the shares of the Class A Common Stock surrendered, and such stockholder’s holding period in the shares of the Class A Common Stock received should include the holding period of the shares of the Class A Common Stock surrendered. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of shares of Class A Common Stock surrendered pursuant to the Reverse Split to shares of Class A Common Stock received pursuant to the Reverse Split. Stockholders holding shares of Class A Common Stock that were acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AUTHORIZE THE BOARD TO FILE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION, AS AMENDED TO DATE, TO EFFECTUATE A REVERSE STOCK SPLIT OF THE COMPANY’S CLASS A, CLASS B, AND CLASS C COMMON STOCK, ON A RATIO BETWEEN 1-FOR-1.5 SHARES AND 1-FOR-10 SHARES, TO BE DETERMINED IN THE DISCRETION OF THE BOARD OF DIRECTORS.

PROPOSALS RELATED TO THE APPROVAL OF A REDUCTION IN THE NUMBER OF AUTHORIZED SHARES OF CLASS A
COMMON STOCK IN THE EVENT OF A REVERSE STOCK SPLIT

Background

In the event we implement the Reverse Split Amendment, the number of shares of authorized Class A Common Stock, the class of our shares that trades publicly, will remain unchanged without further action. As a result, a reverse stock split, without further action, will have the effect of increasing the number of authorized but unissued shares of Class A Common Stock available for future issuance, which might be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our Certificate or Bylaws.

Additionally, if we implement a reverse stock split but do not change the number of authorized shares of Common Stock, our annual Delaware franchise tax liability could increase substantially, including to the maximum annual tax amount. This potential increase in tax liability is a result of the manner in which the Delaware franchise tax is calculated: the calculation can depend, in part, on the number of shares of capital stock a corporation is authorized to issue and the number of shares of capital stock a corporation has issued, with the tax liability increasing as the difference between the number of authorized shares and outstanding shares increases.

Delaware law permits stockholders to approve an amendment to the certificate of incorporation implementing a reverse stock split at a ratio to be determined by the Company and announced publicly by means of a press release. However, Delaware law does not provide a similar means of establishing the number of authorized shares. Instead, stockholders must approve the amendment to the certificate of incorporation setting forth the exact number of authorized shares. The Board believes the number of shares of Class A Common Stock the Company should be authorized to issue after a reverse stock split will depend, in part, on the ratio of the reverse stock split. Furthermore, the Board believes that it would be in the best interests of the Company and its stockholders that the stockholders authorize the Board to choose, in its discretion, among two alternatives of the number of shares of Class A Common Stock the Company is authorized to issue in the event the Board determines to effect a reverse stock split. As a result, the Board believes that stockholder approval of two potential numbers of authorized shares (rather than a single number of authorized shares) provides the flexibility to achieve the desired results of the reverse stock split while mitigating the risks associated with having a large number of authorized and issuable shares of Common Stock.

The Board, therefore, is asking our stockholders to approve two alternative amendments from which it may choose in order to reduce the number of shares of Class A Common Stock the Company is authorized to issue should the Board elect to do so. In order to reduce the risk that our reverse stock split is construed as having an anti-takeover effect and to limit our franchise tax liability, the Board unanimously adopted a resolution declaring it to be in the best interests of the Company and its stockholders that the stockholders adopt and approve two alternative amendments to our Certificate to reduce the number of authorized shares of Class A Common Stock to 100,000,000 shares, and 200,000,000 shares, respectively. The Board also unanimously recommended that these proposals be presented to our stockholders for adoption and approval by the stockholders. Upon receiving stockholder approval, and conditioned on the stockholders approving the Reverse Split Amendment set forth in Proposal 3 above, the Board will have the discretion for one year from the date of adoption to effectuate a reduction in the number of shares of authorized Class A Common Stock to 100,000,000 shares, or 200,000,000 shares, and to direct our officers to execute and file an amendment to our Certificate to effect such reduction in the number of shares of authorized Class A Common Stock. The Board may elect not to effectuate the reduction in the number of shares of authorized Class A Common Stock. If the Company implements a reverse stock split, the Board may choose to implement only one of the alternative amendments to reduce the authorized Class A Common Stock and abandon the other alternative amendment, or it may abandon a reduction completely.

If the stockholders approve this proposal, the reduction in the number of shares of authorized Common Stock would be effected, if at all, only upon a determination by the Board that the reduction in the number of shares of authorized Class A Common Stock is in the best interests of the stockholders at that time. No further action on the part of stockholders will be required to either implement or abandon the reduction in the number of shares of authorized stock. The Board reserves its right to elect not to proceed, and abandon, the reduction in the number of shares of authorized stock if it determines, in its sole discretion, that any of these proposals is No longer in the best interests of our stockholders.

Purpose of the Amendments

As described above, if the Reverse Split Amendment is approved by the shareholders and implemented by the Board, depending on the ratio selected by the Board, there could be a significant number of authorized but unissued shares of the Company’s Class A Common Stock relative to the number of shares outstanding.

The Company’s Board is mindful of the potential negative effects of a large number of authorized but unissued shares of our Class A Common Stock. For instance, future issuances of Class A Common Stock or securities convertible into Class A Common Stock could have a negative impact on our earnings per share and book value per share and would dilute the voting power and ownership of our existing stockholders. Further, because the amount of a Delaware corporation’s franchise tax fees is based on the number of authorized shares of its capital stock, a larger number of authorized shares results in increased Delaware franchise tax obligations.

If the Reverse Split Amendment is approved by the Company’s shareholders, and if the Board elects to file the Reverse Split Certificate of Amendment to effectuate the Reverse Split Amendment, and depending on the ratio selected by the Board, the Company’s Board believes that the number of shares of our Common Stock that is currently authorized, 295,000,000 shares, could provide more available shares than are necessary for the Company’s reasonably foreseeable future needs. As a result, the Board has approved and is recommending that the Company’s shareholders approve a reduction in the number of shares of our Class A Common Stock that we are authorized to issue from 295,000,000 shares to either 100,000,000 shares or 200,000,000 shares, to be determined by the Board based on the Board’s review of certain criteria, including the ratio of the Reverse Split Amendment and any recommendations from the Company’s professional advisors. The Board believes that depending on the ratio of the Reverse Split Amendment chosen by the Board, having 100,000,000 or 200,000,000 authorized shares of Class A Common Stock likely would provide the Company with sufficient flexibility to issue shares of Class A Common Stock as needed for general corporate purposes and strategic transactions for the foreseeable future. In addition, a reduction to the authorized shares of our Class A Common Stock will have the immediate effect of reducing the Company’s Delaware franchise tax obligations.

Potential Adverse Effects of the Amendment

Although our Board believes having fewer authorized shares of Class A Common Stock will be sufficient for our expected purposes for the foreseeable future, these expectations could turn out to be wrong, and the Company may require additional authorized shares sooner than management expects. In that case, the Company would be forced to seek and obtain the approval of the Company’s shareholders to effect an increase to the authorized shares of Class A Common Stock. Any such increase to the authorized shares would require us to solicit proxies and hold a vote at an annual or special meeting of the shareholders. The shareholder meeting process can be costly and time-consuming and is subject to a variety of SEC rules that implement waiting periods throughout the process, which could prevent us from obtaining any increase to our authorized shares in a timely manner. Moreover, the Company’s shareholder may not approve any proposal to increase our authorized shares. Either of these outcomes could force us to forego opportunities that we believe to be valuable or prevent us from using equity for compensation or other corporate purposes, which could limit our flexibility and prospects and strain our cash resources.

Procedure for Effecting the Amendment

If the proposed amendments to reduce the number of shares of Class A Common Stock are approved and adopted by our shareholders at the Annual Meeting, the form of amendment selected by the Board will become effective upon filing with the Secretary of State of the State of Delaware a certificate of amendment to our Charter in substantially the form attached as Appendix B1 or B2 to this Proxy Statement. The Board may elect to file either the form of amendment in Appendix B1 or B2, but not both.

Risk Factors Associated with a Reduction in the Number of Authorized Shares

A reduction in the authorized shares of our Class A Common Stock might not have the intended effect of minimizing our Delaware franchise tax liability.

If the stockholders approve the reverse stock split proposal, our Board will have the ability to establish a precise reverse stock split ratio within the authorized ratio. However, because stockholders must approve the exact number of shares of Class A Common Stock our Company is authorized to issue, our Board might not be able to reduce the number of authorized shares in the same proportion as the reverse stock split. In the event the reverse stock split ratio differs from the ratio by which the authorized stock is reduced, our authorized stock might exceed our issued stock such that our Delaware franchise tax liability increases, including to the maximum liability.

Effective Date

We expect that the reduction in the number of shares of Class A Common Stock the Company is authorized to issue would become effective as of 5:00 p.m. Eastern time on the date of filing of the amendment to our Certificate with the office of the Secretary of State of the State of Delaware. At any time prior to the effectiveness of the filing of the amendment with the Secretary of State, notwithstanding authorization of the proposed amendment by the shareholders of the corporation, the Board may abandon the proposed amendment without further action by the shareholders of the Company.

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to a reduction in the number of shares of Class A Common Stock the Company is authorized to issue.

PROPOSAL 4. Alternative One: Reduction in Authorized Class A Common Shares to 100,000,000 Shares

For the reasons discussed above, we are asking our shareholders to approve an amendment to our Amended and Restated Certificate of Incorporation, to reduce the number of authorized shares of Class A Common Stock to 100,000,000 shares from 295,000,000 shares. This vote is conditioned on the shareholders’ approval of the Reverse Split Amendment set forth in Proposal 3 above.

The text of the proposed amendment to our Certificate of Incorporation, as amended to date, is included as Appendix B1 to this Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO REDUCE THE NUMBER OF AUTHORIZED SHARES OF CLASS A COMMON STOCK TO 100,000,000 SHARES.

PROPOSAL 5. Alternative Two: Reduction in Authorized Class A Common Shares to 200,000,000 Shares

For the reasons discussed above, we are also asking our shareholders to approve an amendment to our Amended and Restated Certificate of Incorporation, to reduce the number of authorized shares of Class A Common Stock to 200,000,000 shares from 295,000,000 shares. This vote is conditioned on the shareholders’ approval of the Reverse Split Amendment set forth in Proposal 3 above.

The text of the proposed amendment to our Certificate of Incorporation, as amended to date, is included as Appendix B2 to this Proxy Statement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO REDUCE THE NUMBER OF AUTHORIZED SHARES OF CLASS A COMMON STOCK TO 200,000,000 SHARES.

ANNUAL REPORT
The Company’s Amended Annual Report on Form 10-K/A, including financial statements, for the fiscal year ended December 31, 2021, accompanies this Proxy Statement or is available via the Internet at www.sec.gov.
IN ADDITION, THE COMPANY WILL PROVIDE WITHOUT CHARGE, AT THE WRITTEN REQUEST OF ANY BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS, A COPY (WITHOUT EXHIBITS) OF THE COMPANY’S AMENDED ANNUAL REPORT ON FORM 10-K/A AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 2021. REQUESTS SHOULD BE MAILED TO THE SECRETARY, ALPINE 4 HOLDINGS, INC., 2525 E ARIZONA BILTMORE CIRCLE, SUITE 237, PHOENIX, AZ 85016.
OTHER MATTERS
As of the date of this proxy statement, the Board of Directors is not aware of any matters other than those set forth herein and in the Notice of Annual Meeting of Stockholders that will come before the meeting. Should any other matters arise requiring the vote of stockholders, it is intended that proxies will be voted in respect thereto in accordance with the best judgment of the person or persons voting the proxies.
Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate and return it in the enclosed postage prepaid return envelope. Please act promptly to ensure that you will be represented at this important meeting.

By Order of the Board of Directors, ALPINE 4 HOLDINGS, INC. /s/ Kent B. Wilson Chief Executive Officer
Phoenix, Arizona
March 3, 2023

APPENDIX A

“REVERSE SPLIT CERTIFICATE OF AMENDMENT”

CERTIFICATE OF AMENDMENT OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
ALPINE 4 HOLDINGS, INC.

ALPINE 4 HOLDINGS, INC., a corporation organized and existing under, and by virtue of, the General Corporation Law of the State of Delaware, hereby certifies that:

FIRST: The name of the Corporation is Alpine 4 Holdings, Inc. (the “Corporation”).

SECOND: The Corporation was originally incorporated under the name “ALPINE 4 INC.,” and the original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on April 22, 2014.

THIRD: The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, adopted resolutions on February ___, 2023, amending the Corporation’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), to replace Section 1 of ARTICLE IV with the following language:

Section 1. Authorized Shares. This Corporation is authorized to issue TWO HUNDRED NINETY-FIVE MILLION (295,000,000) shares of Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), TEN MILLION (10,000,000) shares of Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock”), FIFTEEN MILLION (15,000,000) shares of Class C Common Stock, par value $0.0001 per share (the “Class C Common Stock,” and together with the Class A Common Stock and the Class B Common Stock, the “Common Stock”), and FIVE MILLION (5,000,000) shares of Preferred Stock, par value $0.0001 per share. The number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding shares of Common Stock of the Corporation, voting together as a single class.

Section 2. Reverse Stock Split. Effective as of the close of business, Eastern Time, on the date of filing of this Certificate of Amendment with the Secretary of State of the State of Delaware (the "Effective Time"), each _____ (___) outstanding shares of the Corporation's Class A Common Stock, par value $0.0001 per share, shall automatically and without any action on the part of the respective holders thereof be exchanged and combined into one (1) share of Class A Common Stock, par value $0.0001 per share; and each _____ (___) outstanding shares of the Corporation's Class B Common Stock, par value $0.0001 per share, shall automatically and without any action on the part of the respective holders thereof be exchanged and combined into one (1) share of Class B Common Stock, par value $0.0001 per share; and each _____ (___) outstanding shares of the Corporation's Class C Common Stock, par value $0.0001 per share, shall automatically and without any action on the part of the respective holders thereof be exchanged and combined into one (1) share of Class C Common Stock, par value $0.0001 per share. At the Effective Time, there shall be no change in the number of authorized common shares or preferred shares that the Corporation shall have the authority to issue. No fractional shares shall be issued in connection with the exchange. In lieu thereof, any person who holds a fraction of one (1) share of Class A Common Stock or Class B Common Stock or Class C Common Stock after the exchange shall have their fraction of one (1) share rounded up to the nearest whole fraction of one (1) share of Class A Common Stock, Class B Common Stock, or Class C Common Stock, respectively."

FOURTH: Also pursuant to a resolution of the Board of Directors, thereafter this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted by the stockholders of the Corporation at a meeting of the stockholders on April 18, 2023, in accordance with the provisions of Sections 211 and 242 of the General Corporation Law of the State of Delaware.

FIFTH: All other provisions of the Amended and Restated Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, ALPINE 4 HOLDINGS, INC. has caused this Certificate of Amendment to be signed by its Chief Executive Officer this ___ day of ________, 2023.

ALPINE 4 Holdings, Inc

By: /s/ Kent B. Wilson
Kent B. Wilson
Chief Executive Officer

APPENDIX B1

“SHARE DECREASE CERTIFICATE OF AMENDMENT – ALTERNATIVE ONE”

CERTIFICATE OF AMENDMENT OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
ALPINE 4 HOLDINGS, INC.

ALPINE 4 HOLDINGS, INC., a corporation organized and existing under, and by virtue of, the General Corporation Law of the State of Delaware, hereby certifies that:

FIRST: The name of the Corporation is Alpine 4 Holdings, Inc. (the “Corporation”).

SECOND: The Corporation was originally incorporated under the name “ALPINE 4 INC.,” and the original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on April 22, 2014.

THIRD: The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, adopted resolutions on February ___, 2023, amending the Corporation’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), to replace Section 1 of ARTICLE IV with the following language:

Section 1. Authorized Shares. This Corporation is authorized to issue ONE HUNDRED MILLION (100,000,000) shares of Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), TEN MILLION (10,000,000) shares of Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock”), FIFTEEN MILLION (15,000,000) shares of Class C Common Stock, par value $0.0001 per share (the “Class C Common Stock,” and together with the Class A Common Stock and the Class B Common Stock, the “Common Stock”), and FIVE MILLION (5,000,000) shares of Preferred Stock, par value $0.0001 per share. The number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding shares of Common Stock of the Corporation, voting together as a single class.

FOURTH: Also pursuant to a resolution of the Board of Directors, thereafter this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted by the stockholders of the Corporation at a meeting of the stockholders on April 18, 2023, in accordance with the provisions of Sections 211 and 242 of the General Corporation Law of the State of Delaware.

FIFTH: All other provisions of the Amended and Restated Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, ALPINE 4 HOLDINGS, INC., has caused this Certificate of Amendment to be signed by its Chief Executive Officer this ____ day of ________, 2023.

ALPINE 4 Holdings, Inc

By: /s/ Kent B. Wilson
Kent B. Wilson
Chief Executive Officer

APPENDIX B2

“SHARE DECREASE CERTIFICATE OF AMENDMENT – ALTERNATIVE TWO”

CERTIFICATE OF AMENDMENT OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
ALPINE 4 HOLDINGS, INC.

ALPINE 4 HOLDINGS, INC., a corporation organized and existing under, and by virtue of, the General Corporation Law of the State of Delaware, hereby certifies that:

FIRST: The name of the Corporation is Alpine 4 Holdings, Inc. (the “Corporation”).

SECOND: The Corporation was originally incorporated under the name “ALPINE 4 INC.,” and the original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on April 22, 2014.

THIRD: The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, adopted resolutions on February ___, 2023, amending the Corporation’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), to replace Section 1 of ARTICLE IV with the following language:

Section 1. Authorized Shares. This Corporation is authorized to issue TWO HUNDRED MILLION (200,000,000) shares of Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), TEN MILLION (10,000,000) shares of Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock”), FIFTEEN MILLION (15,000,000) shares of Class C Common Stock, par value $0.0001 per share (the “Class C Common Stock,” and together with the Class A Common Stock and the Class B Common Stock, the “Common Stock”), and FIVE MILLION (5,000,000) shares of Preferred Stock, par value $0.0001 per share. The number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding shares of Common Stock of the Corporation, voting together as a single class.

FOURTH: Also pursuant to a resolution of the Board of Directors, thereafter this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted by the stockholders of the Corporation at a meeting of the stockholders on April 18, 2023, in accordance with the provisions of Sections 211 and 242 of the General Corporation Law of the State of Delaware.

FIFTH: All other provisions of the Amended and Restated Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, ALPINE 4 HOLDINGS, INC., has caused this Certificate of Amendment to be signed by its Chief Executive Officer this ____ day of ________, 2023.

ALPINE 4 Holdings, Inc

By: /s/ Kent B. Wilson
Kent B. Wilson
Chief Executive Officer

ALPINE 4 HOLDINGS, INC.
2525 E ARIZONA BILTMORE CIRCLE, SUITE 237
PHOENIX, AZ 85016
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby nominates, constitutes and appoints each of Kent B. Wilson and Ian Kantrowitz as the attorney, agent and proxy of the undersigned (the “Proxies”), with full power of substitution, to vote all stock of Alpine 4 Holdings, Inc., which the undersigned is entitled to represent and vote at the Annual Meeting of Stockholders of the Company to be held Tuesday, April 18, 2023, at 10:00 a.m. Mountain Standard Time, and any and all adjournment(s) or postponement(s) thereof, as a virtual meeting via live webcast on the Internet, as fully as if the undersigned were present and voting at the meeting, as follows:
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE DIRECTORS NAMED BELOW.
1.ELECTION OF DIRECTORS:

☐	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY To vote for all nominees listed below
Election of the following nominees as directors:  Kent B. Wilson, Ian Kantrowitz, Gerry Garcia, Edmond Lew, Christophe Jeunot, Jonathan Withem, and Andy Call
(Instructions:  To withhold authority to vote for any nominee, print that nominee’s name in the space provided below.)
___________________________________________
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2.
2.RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS:

☐	FOR	☐	AGAINST	☐	ABSTAIN
Ratification of the appointment of RSM US LLP as the Company’s independent auditors.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 3.
3.APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION, AS AMENDED TO DATE, TO AUTHORIZE A REVERSE STOCK SPLIT OF THE COMPANY’S CLASS A, CLASS B, AND CLASS C COMMON STOCK.

☐	FOR	☐	AGAINST	☐	ABSTAIN
______________________
4. APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION, AS AMENDED TO DATE, TO AUTHORIZE A DECREASE THE AUTHORIZED SHARES OF CLASS A COMMON STOCK OF THE COMPANY FROM 295,000,000 SHARES TO 100,000,000 SHARES, TO BE FILED IN THE DISCRETION OF THE BOARD OF DIRECTORS.

☐	FOR	☐	AGAINST	☐	ABSTAIN

5. APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION, AS AMENDED TO DATE, TO AUTHORIZE A DECREASE THE AUTHORIZED SHARES OF CLASS A COMMON STOCK OF THE COMPANY FROM 295,000,000 SHARES TO 100,000,000 SHARES, TO BE FILED IN THE DISCRETION OF THE BOARD OF DIRECTORS.

☐	FOR	☐	AGAINST	☐	ABSTAIN

6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED IN PROPOSAL, AND FOR PROPOSAL 2, PROPOSAL 3. AND PROPOSAL 4.
IMPORTANT – PLEASE SIGN, DATE AND RETURN PROMPTLY

DATED:
, 2023

(Signature)

Please sign exactly as the name appears above. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in the partnership name by an authorized person
PLEASE SIGN THIS CARD AND RETURN PROMPTLY. IF YOUR ADDRESS IS INCORRECTLY SHOWN, PLEASE PRINT CHANGES. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.